UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: March 9, 2010

(Date of earliest event reported)

Washington Federal, Inc.

(Exact Name of Registrant as Specified in Its Charter)

WASHINGTON	000-25454	91-1661606
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

425 Pike Street,

Seattle, Washington 98101

(address of Principal Executive Offices) (Zip Code)

(206) 624-7930

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 15, 2010, the U.S. Department of the Treasury (the “Treasury”) sold, in a secondary public offering, 1,707,456 warrants (the “Warrant Offering”), each representing the right to purchase one share of the common stock, par value $1.00 per share, of Washington Federal, Inc. (“Washington Federal” or the “Company”), at an exercise price of $9.15 per warrant (the “Warrants”), pursuant to an underwriting agreement dated March 9, 2010 (the “Underwriting Agreement”) among the Company, Treasury and Deutsche Bank Securities Inc. as the underwriter. The public offering price and the allocation of the Warrants in this offering were determined by an auction process.

The Company did not receive any of the proceeds of the Warrant Offering. The Warrant Offering was only made under a prospectus supplement and the accompanying prospectus filed with the Securities and Exchange Commission pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-156097).

In connection with the Warrant Offering, the Company, its directors and certain of its officers have entered into 45-day “lock-up” agreement in substantially the form included in the Underwriting Agreement and subject to customary exceptions. Additionally, the Company entered into a warrant agreement dated March 9, 2010 (the “Warrant Agreement”) between the Company and American Stock Transfer & Trust Company, LLC as warrant agent.

The foregoing description of the Underwriting Agreement, Warrant Agreement, Warrants and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these documents and securities, forms or copies of which are incorporated by reference or are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated March 9, 2010, among Washington Federal, Inc., the United States Department of the Treasury, and Deutsche Bank Securities Inc. as Underwriter

4.1	Warrant Agreement, dated March 9, 2010, between Washington Federal, Inc. and American Stock Transfer & Trust Company, LLC (incorporated herein by reference to the Exhibit 4.1 of the Company’s Form 8-A filed on March 9, 2010).

4.2	Warrant (incorporated herein by reference to Exhibit 4.2 of the Company’s Form 8-A filed on March 9, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON FEDERAL, INC.

By:	/s/ BRENT J. BEARDALL
Brent J. Beardall
Executive Vice President & Chief Financial Officer

Date: March 15, 2010

Exhibit Index

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated March 9, 2010, among Washington Federal, Inc., United States Department of the Treasury, and Deutsche Bank Securities Inc. as Underwriter

4.1	Warrant Agreement, dated March 9, 2010, between Washington Federal, Inc. and American Stock Transfer & Trust Company (incorporated herein by reference to the Exhibit 4.1 of the Company’s Form 8-A filed on March 9, 2010).

4.2	Warrant (incorporated herein by reference to Exhibit 4.2 of the Company’s Form 8-A filed on March 9, 2010)